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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2011

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan (Address of principal executive offices)	48304 (Zip Code)

Registrant’s telephone number, including area code (248) 631-5400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Grant Instruments in connection with 2012 Long Term Incentive Awards and 2012 Transitional Awards
In 2012, the Corporation implemented a new long term incentive award program (the “2012 LTI”). In connection with its transition to the 2012 LTI, the Corporation will be making one-time awards in 2012 under a transitional program (the “2012 Transitional LTI”). Awards granted in connection with both the 2012 LTI and the 2012 Transitional LTI will be granted pursuant to the TriMas Corporation 2002 Long Term Equity Incentive Plan (the “2002 Plan”), the TriMas Corporation 2006 Long Term Equity Incentive Plan (the “2006 Plan”) and the TriMas Corporation 2011 Omnibus Incentive Compensation Plan (the “2011 Plan”), (collectively the “Plans”). Under the terms of the Plans and in connection with the 2012 LTI and the 2012 Transitional LTI, on February 16, 2012, the Compensation Committee approved new forms of restricted share award agreements (“RSAs”) and performance share unit agreements (“PSUs”) under the 2002 Plan, the 2006 Plan, and the 2011 Plan. The RSAs will vest in three equal installments on the first, second, and third anniversaries of the date of grant. The PSUs will vest in accordance with various performance-based vesting conditions which are consistent with the terms of the applicable plans.
The foregoing descriptions of the form award agreements are qualified in their entirety by the applicable agreements, copies of which are attached hereto as Exhibits 10.1 through 10.9 and incorporated herein by reference.

 Item 9.01  Financial Statements and Exhibits.
 (d)            Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit No.	Description

10.1	Form of Performance Unit Agreement - 2012 LTI - under the 2002 Long Term Equity Incentive Plan
10.2	Form of Performance Unit Agreement - 2012 LTI - under the 2006 Long Term Equity Incentive Plan
10.3	Form of Performance Stock Unit Agreement - 2012 LTI - under the 2011 Omnibus Incentive Compensation Plan
10.4	Form of Restricted Share Agreement - 2012 LTI - under the 2002 Long Term Equity Incentive Plan
10.5	Form of Restricted Stock Agreement - 2012 LTI - under the 2006 Long Term Equity Incentive Plan
10.6	Form of Restricted Stock Agreement - 2012 LTI - under the 2011 Omnibus Incentive Compensation Plan
10.7	Form of Performance Unit Agreement - 2012 Transitional LTI - under the 2002 Long Term Equity Incentive Plan
10.8	Form of Performance Unit Agreement - 2012 Transitional LTI - under the 2006 Long Term Equity Incentive Plan
10.9	Form of Performance Stock Unit Agreement - 2012 Transitional LTI - under the 2011 Omnibus Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	February 22, 2012	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Vice President, General Counsel and Secretary